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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                   FORM 8-K/A

                                 CURRENT REPORT

                PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

                                JANUARY 20, 2005
                Date of Report (Date of earliest event reported)


                              ENERGY PARTNERS, LTD.
             (Exact name of registrant as specified in its charter)

           DELAWARE                      001-16179               72-1409562
(State or other jurisdiction of   (Commission File Number)    (I.R.S. Employer
        incorporation)                                      Identification No.)

                       201 ST. CHARLES AVENUE, SUITE 3400
                          NEW ORLEANS, LOUISIANA 70170
                    (Address of principal executive offices)

                                 (504) 569-1875
              (Registrant's telephone number, including area code)

                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a - 12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 2.01. COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS.

As previously reported, on January 20, 2005, Energy Partners, Ltd. (the "Company") and its wholly-owned subsidiary EPL of Louisiana L.L.C. closed its acquisition of oil and natural gas properties in south Louisiana (the "Acquired Properties") from Castex Energy 1995, L.P. and Castex Energy, Inc. for an adjusted purchase price of approximately $146.0 million in cash.

On January 26, 2005, the Company filed a current report on Form 8-K disclosing the completion of the acquisition, but pursuant to Item 9.01(a)(4) and Item 9.01(b)(2) of Form 8-K, omitted the financial statements of the business acquired and the pro forma financial information as it was permitted to do because audited financial statements of the Acquired Properties were not available at the time of the acquisition.

This Amendment No. 1 to the current report on Form 8-K filed January 26, 2005 is being filed to include these previously omitted financial statements.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(a) FINANCIAL STATEMENTS OF THE BUSINESS ACQUIRED.

The audited Statement of Revenues and Direct Operating Expenses of the Acquired Properties for the year ended December 31, 2004 and the report of KPMG LLP, independent registered public accountants, relating to such financial statement are attached hereto as Exhibit 99.2.

(b) PRO FORMA FINANCIAL INFORMATION.

The unaudited pro forma condensed consolidated financial information for the year ended December 31, 2004 with respect to the operating data and December 31, 2004 with respect to the balance sheet data, is attached as Exhibit 99.3. The unaudited pro forma condensed consolidated statement of operations has been prepared assuming that the acquisition of the Acquired Properties had occurred on January 1, 2004. This information is not necessarily indicative of the results that actually would have been attained if the acquisition had occurred on January 1, 2004 or that may be attained in the future. Such information should be read in conjunction with the historical financial statements of the Company.


                                  EXHIBIT INDEX


EXHIBIT NO.                                   DESCRIPTION
-----------                                   -----------
   2.1*           Purchase and Sale Agreement, dated as of December 16, 2004, between Castex Energy 1995, L.P., Castex Energy, Inc., the
                  Company and EPL of Louisiana, L.L.C. (incorporated by
                  reference to Exhibit 10.1 to the Company's Current Report on
                  Form 8-K dated December 16, 2004). Exhibits listed in the
                  Agreement will be provided to the Commission upon request.

   99.1*          Press release, dated January 20, 2005.

   99.2 Audited financial statements of the Acquired Properties for the year ended December 31, 2004.

   99.3 Unaudited pro forma condensed consolidated balance sheet as of December 31, 2004 and unaudited pro forma condensed consolidated statements of operations for the year ended
                  December 31, 2004.

        * Previously filed


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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  April 7, 2005


                                          ENERGY PARTNERS, LTD.


                                          By:   /s/ David R. Looney
                                             ----------------------------------
                                             David R. Looney
                                             Executive Vice President and Chief
                                             Financial Officer
                                             (Authorized Officer and Principal
                                             Financial Officer)



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